                                                         OPPENHEIMER BOND FUND
                                               Supplement dated January 16, 2002 to the
                                                    Prospectus dated April 24, 2001

The Prospectus, as previously supplemented, is further supplemented as follows:

1.       The footnote under the table, "Annual Fund Operating Expenses" on page 8 of the Prospectus is deleted and replaced with the following:

         Expenses may vary in future years.  Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees as set forth in "How the Fund is Managed - The Manager - Advisory Fees."  After giving effect to such waiver, "Management Fees"
         as a percentage of average daily net assets for each class of shares would be 0.59%.  After giving effect to this waiver, the "Total Annual Operating Expenses" for Class A, B, C, N and Y shares are 1.16%, 1.92%, 1.92%, 1.42% and 0.68%, respectively.  The foregoing waiver is voluntary and may be terminated at any time. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

2.       The section captioned "How the Fund is Managed - The Manager - Advisory Fees" on page 14 of the Prospectus, is amended by adding the following as the last two sentences thereof:

         Effective January 1, 2002, the Manager has voluntarily agreed to waive advisory fees such that the annual rate would be as follows: 0.60% of the first $200 million of average annual net assets of the Fund, 0.57% of the next $200 million, 0.54% of the next $200 million, 0.51% of the next $200 million, 0.45% of the next $200 million and 0.35% of average annual net assets in excess of $1 billion.  This waiver is voluntary and may be terminated at any time.

January 16, 2002                                                       285PS024